UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 9, 2005

(Date of earliest event reported)

Banc of America Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118843	36-4514369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 387-8239

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
(99)	Collateral Term Sheets, Computational Materials and Structural Term Sheets prepared by Banc of America Securities LLC and Lehman Brothers Inc. in connection with Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-H

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA MORTGAGE SECURITIES, INC.

August 9, 2005	By:	/S/ JUDY LOWMAN
Judy Lowman
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Paper (P) or Electronic (E)
(99)	Collateral Term Sheets, Computational Materials and Structural Term Sheets prepared by Banc of America Securities LLC and Lehman Brothers Inc. in connection with Banc of America Mortgage Securities, Inc., Mortgage Pass - Through Certificates, Series 2005-H	E